UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   February 14, 2006
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                          Quest Minerals & Mining Corp.
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             (Exact name of registrant as specified in its charter)


            Utah                      000-32131                87-0429950
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(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)          Identification No.)


      26 Davidson Hill Road (P.O. Box 353) Belfry, KY             41502
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         (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:   (973) 684-0075
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Section 1 - Registrant's Business and Operations

Item 1.01   Entry into a Material Definitive Agreement.

         On February 14, 2005, we entered into a settlement agreement (the "Agreement") with Professional Traders Fund LLC ("PTF") pursuant to which we settled and resolved all outstanding disputes under that certain Unit Agreement dated as of February 22, 2005 (the "Unit Agreement"), that certain Credit Agreement dated as of May 16, 2005 (the "Credit Agreement") and any and all documents related thereto (collectively, the "Prior Financing Documents"). Pursuant to the Agreement, the parties agreed to a complete restructuring of the obligations under the Prior Financing Documents, effectuated through the issuance of amended and restated instruments, new instruments, and common stock.

         The settlement and restructuring consisted of the following transactions:

A. UNIT AGREEMENT RESTRUCTURING. The Unit Agreement (and all related documentation) was restructured as follows:

1. Amended and Restated Unit Note. We issued PTF an amended and restated Unit Note (the "Amended and Restated Unit Note") in the aggregate principal amount of $350,000.00, which note is now payable on or before February 22, 2007. The original Unit Note had a maturity date of March 31, 2006. This Amended and Restated Unit Note will be convertible into our common stock initially at a rate of $.075 per share, subject to adjustment as provided in the Amended and Restated Unit Note.

2. Issuance of Quest Common Stock. We issued PTF share certificates representing 1,000,000 shares of our common stock in consideration of PTF's exercise in full (on a cashless basis) of all Series A and Series B Warrants held by them. The amount of common stock due PTF upon exercise of these warrants was previously disputed.

3. Termination of Unit Agreement. All of the provisions contained in the Unit Agreement, solely as to PTF, were terminated and of no further force and effect upon closing of the Agreement. In addition, PTF waived any and all right to any claims or damages previously incurred under the Unit Agreement due to our default thereunder, including any defaults under the registration rights agreement entered into in connection with the Unit Agreement (the "Unit Registration Rights Agreement").

4. Termination of Unit Registration Rights Agreement. All of the provisions contained in the Unit Registration Rights Agreement, solely as to PTF, were terminated and of no further force and effect upon closing of the Agreement. In addition, PTF waived any and all right to any liquidated damages previously incurred under the Unit Registration Rights Agreement due to our default thereunder.

5. Dismissal of Unit Litigation. A Stipulation for Dismissal without Prejudice was filed with respect to that certain action filed against us by PTF in the United States District Court for the Southern District of New York, Case No 06-CV-00309.

6. New Warrant. As additional consideration for the settlement and restructuring, we issued PTF a warrant to purchase up to 5,000,000 shares of our common stock, with an initial exercise price of $0.10 per share and an expiration date of February 10, 2009.

B. CREDIT AGREEMENT RESTRUCTURING. The Credit Agreement (and all related documentation) was restructured as follows:

1. Repayment of Principal. We paid PTF $264,000 representing payment in full of all principal owed to PTF by Quest under that certain promissory note dated as of May 16, 2005 in an amount up to $500,000 made by us in favor of PTF (the "Credit Note").

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2.       Amended and Restated Credit Note. As payment in full for all: (i)
accrued interest due PTF under the Credit Note and (ii) any and all collection fees incurred by PTF thereunder, we issued PTF an amended and restated Credit Note (the "Amended and Restated Credit Note") in the aggregate principal amount of $100,000.00 in favor of PTF, which note is payable on the earlier of: July 10, 2006 or our closing of a new debt or equity financing or series of related financings, in excess of $1,500,000.00. In addition, upon an "event of default" (as defined), this note will be convertible into shares of our common stock at an initial conversion rate of $0.10 per share, subject to adjustment as set forth therein.

3. Amended and Restated Warrant. We issued PTF an amended and restated warrant (the "Amended and Restated PTF Credit Warrant") to purchase up to 10,260,028 shares of our common stock. Under this Amended and Restated Warrant 2,500,000 shares will be exercisable on a "cashless basis", provided, however, that PTF's ability to utilize such cashless exercise feature will be limited to 400,000 shares of common stock per quarter. The original warrant did not provide for cashless exercise, which feature was included as additional consideration for the settlement and restructuring.

4. Waivers under Credit Agreement. Any and all defaults under the Credit Agreement prior to the execution of the Agreement were waived by PTF, including any defaults under that certain registration rights agreement entered into in connection therewith (the "Credit Registration Rights Agreement"). PTF expressly agreed that, notwithstanding in the Credit Agreement to the contrary, the execution and delivery of the Agreement or any of the documents executed in connection therewith do not constitute a breach of the Credit Agreement or the Amended and Restated Credit Note.

5. Termination of Credit Registration Rights Agreement. The Credit Registration Rights Agreement was terminated and of no further force and effect upon closing of the Agreement. In addition, PTF waived any and all right to any liquidated damages previously incurred under the Credit Registration Rights Agreement due to our default thereunder.

6. Dismissal of Credit Agreement Litigation and Kentucky Litigation. A Stipulation for Dismissal without Prejudice was filed with respect to that certain action filed by PTF (i) on November 2, 2005 against us and Gwenco in the United States District Court for the Southern District of New York, Case No. 05-CV-9311, to collect all amounts owing under the Credit Note, including collection fees (ii) on November 3, 2005 against us, Quest Energy Ltd., and Gwenco, Inc. in the Pike County Circuit Court for the Commonwealth of Kentucky, Case No. 05-CI-01494, to collect all amounts owing under the Credit Note, including collection fees, and to seek judicial foreclosure on certain assets held by Gwenco pursuant to the security agreement and mortgage.

         The description of the Agreement and all related documents and instruments referred to above does not comport to be complete and is qualified entirely by reference to the Agreement and all related documents and instruments, all of which are incorporated herein by reference.

Item 1.02   Termination of a Material Definitive Agreement.

         See Item 1.01 above.

Item 1.03   Bankruptcy or Receivership.

         Not applicable.

Section 2 - Financial Information

Item 2.01   Completion of Acquisition or Disposition of Assets.

         Not applicable.

Item 2.02   Results of Operations and Financial Condition.

         Not applicable.

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Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an
            Off-Balance Sheet Arrangement of a Registrant.

         Not applicable.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

         Not applicable.

Item 2.05   Costs Associated with Exit or Disposal Activities.

         Not applicable.

Item 2.06   Material Impairments.

         Not applicable.

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing.

         Not applicable.

Item 3.02   Unregistered Sales of Equity Securities.

         See Item 1.01 above. The issuance of common stock, amended and restated notes, and warrants to PTF was exempt under both Sections 3(a)(9) and 4(2) of the Securities Act of 1933, as amended.

Item 3.03   Material Modification to Rights of Security Holders.

         See Item 1.01 above.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01   Changes in Registrant's Certifying Accountant.

         Not applicable.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

         Not applicable.

Section 5 - Corporate Governance and Management

Item 5.01   Changes in Control of Registrant.

         Not applicable

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         Not applicable.

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Item 5.03   Amendments to Articles of Incorporation or Bylaws: Change in Fiscal
            Year.

         Not applicable.

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

         Not applicable.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

         Not applicable.

Section 6 - [Reserved]

         Not applicable.

Section 7 - Regulation FD


Item 7.01   Regulation FD Disclosure.

         Not applicable.

Section 8 - Other Events

Item 8.01   Other Events.

         Not applicable.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.
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                  Not applicable.

         (b)      Pro Forma Financial Information.
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                  Not applicable.

         (c)      Exhibits.
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                  10.1     Settlement Agreement
                  10.2     Amended and Restated Unit Note
                  10.3     Stipulation for Dismissal re: the Unit Agreement
                  10.4     Warrant
                  10.5     Amended and Restated Credit Note
                  10.6     Amended and Restated Warrant
                  10.7     Stipulation for Dismissal re: the Credit Agreement

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     QUEST MINERALS & MINING CORP.
                                     (Registrant)


Date:  February 21, 2006             By: /s/ EUGENE CHIARAMONTE, JR.
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                                         Eugene Chiaramonte, Jr., Vice President



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